Exhibit 10.1
Execution version

THIRD AMENDING AGREEMENT
THIS THIRD AMENDING AGREEMENT is dated as of February 13, 2017 (this “Agreement”) and is entered into between Whistler Mountain Resort Limited Partnership (“Whistler LP”), by its general partner, Whistler Blackcomb Holdings Inc. (the “Parent GP”), and Blackcomb Skiing Enterprises Limited Partnership (“Blackcomb LP” and together with Whistler LP, the “Borrowers”), by its general partner, Parent GP, the guarantors party hereto, and The Toronto-Dominion Bank, as administrative agent (the “Administrative Agent”), on its own behalf and on behalf of the Lenders (as defined below);
WHEREAS the Borrowers, the guarantors from time to time party thereto (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 12, 2013, as amended by a First Amending Agreement dated as of October 30, 2014 and by a Second Amending Agreement and Waiver dated as of October 14, 2016 (as further amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”);
AND WHEREAS 1068877 B.C. Ltd. (“Exchangeco”), a wholly-owned subsidiary of Vail Resorts, Inc. (“Vail”), acquired one hundred percent of the capital stock of Parent GP pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”);
AND WHEREAS Parent GP and Exchangeco were amalgamated to form 1068877 B.C. Ltd., which subsequently changed its name to Whistler Blackcomb Holdings Inc. (“WBHI”), and which, by operation of law, is bound by all of the covenants and obligations of Parent GP under the Credit Documents to which it is a party (and all references hereinafter to Parent GP shall include reference to WBHI);
AND WHEREAS the Borrowers have requested that the Lenders agree to amend Section 8.01(1)(a)(i) to remove the requirement for the quarterly delivery to the Lenders of the interim unaudited consolidated financial statements of Parent GP;
AND WHEREAS the Lenders have agreed consent to the foregoing amendment, subject to the terms and conditions contained herein;
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
ARTICLE 1
INTERPRETATION
Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

ARTICLE 2
AMENDMENTS TO CREDIT AGREEMENT
Subject to the satisfaction of each of the conditions set forth in this Agreement, and in reliance on the representations, warranties and agreements contained in this Agreement, the Credit Agreement is hereby amended as follows:

2.1	Financial Reporting
Section 8.01(1)(a)(i) of the Credit Agreement is hereby amended by deleting clause (B) of that section and replacing the same with “Intentionally Deleted.”.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties
Each of the Parent GP and the Loan Parties represents and warrants that the representations and warranties contained in Section 7.01 of the Credit Agreement continue to be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date). Each of the Parent GP and the Loan Parties further represents and warrants that:

(a)	no Default or Event of Default has occurred and is continuing;

(b)	it has all requisite corporate, partnership or other power and authority to enter into and perform its obligations under this Agreement;

(c)
the execution, delivery and performance of this Agreement has been duly authorized by all corporate, partnership or other analogous actions required and this Agreement has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject only to any limitations under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in granting of equitable remedies; and

(d)
the execution and delivery of this Agreement and the performance of its obligations hereunder and compliance with the terms, conditions and provisions hereof, will not (i) conflict with or result in a breach of any of the material terms, conditions or provisions of (a) its partnership agreement or other constating documents, as applicable, or by‑laws, (b) any Law, (c) any Material Agreement or Material Permit, or (d) any judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (x) the imposition of any Encumbrance in, on or with respect to the Assets now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Encumbrance), (y) the acceleration of the maturity of any material Debt binding on or affecting it, or (z) any third party to terminate or acquire any rights materially adverse to Parent GP or the applicable Loan Party under any Material Agreement.
ARTICLE 4
CONFIRMATION OF SECURITY

4.1	Confirmation of Security Documents
Each of the Parent GP, the Borrowers and the other Loan Parties hereby acknowledges and confirms that each Security Document to which it is a party:

(a)
is and shall remain in full force and effect in all respects, notwithstanding the amendments and supplements to the Credit Agreement made pursuant to this Agreement, and has not been amended, terminated, discharged or released;

(b)	constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms; and

(c)
shall, together with that portion of the Security constituted thereby, continue to exist and apply to all of the Guaranteed Obligations and other obligations of the undersigned including, without limitation, any and all obligations, liabilities and indebtedness of the undersigned pursuant to Accommodations or otherwise outstanding under the Credit Agreement and the other Credit Documents to which it is a party.

4.2	Nature of Acknowledgements
The foregoing acknowledgements and confirmations (i) are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Credit Agreement or the other Credit Documents, and (ii) do not serve as an acknowledgment by any of the Lenders or the Administrative Agent that, in the event of a future change to the constitution of any Loan Party, any material change to the terms of the Credit Agreement or the other Credit Documents or any other change of circumstances, a similar acknowledgment and confirmation need be entered into.

4.3	Further Assurances
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
ARTICLE 5
CONDITIONS
The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received copies of this Agreement duly executed by all parties hereto;

(b)	no Default or Event of Default shall have occurred and be continuing; and

(c)
all representations and warranties set out in the Credit Documents and this Agreement shall be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date).

ARTICLE 6
MISCELLANEOUS

6.1	Benefits
This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.2	References to the Credit Agreement
Each reference to the Credit Agreement in any of the Credit Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Agreement.

6.3	Governing Law
This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6.4	Credit Document
This Agreement shall be a Credit Document.

6.5	Limited Effect
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.

6.6	Counterparts
This Agreement may be executed in any number of counterparts, including by facsimile or portable document format, each of which shall be deemed to be an original.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

THE TORONTO-DOMINION BANK, as Administrative Agent, on its own behalf and on behalf of the Lenders
By:	/s/ Feroz Haq
Feroz Haq
Director, Loan Syndications - Agency

[Signature Page to Third Amending Agreement]

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED, as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

PEAK TO CREEK LODGING COMPANY LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

BLACKCOMB MOUNTAIN DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

GARIBALDI LIFTS LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB EMPLOYMENT CORP., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

PEAK TO CREEK HOLDINGS CORP., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WB LAND INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB GENERAL PARTNER LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

WHISTLER SKI SCHOOL LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

CRANKWORX EVENTS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER HELI-SKIING LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

WB/T DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

AFFINITY SNOWSPORTS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

WHISTLER ALPINE CLUB INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]

WB LAND (CREEKSIDE SNOW SCHOOL) INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

SUMMIT SKI LIMITED, as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

1016563 B.C. LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Third Amending Agreement]